                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 July 9, 2002
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
----------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------

                                       N/A
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

		On July 9, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated by reference herein, addressing the current status of its restructuring plans.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibit No.             Exhibit

            99        Press release of the Company dated July 9, 2002.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 9, 2002

                           BETHLEHEM STEEL CORPORATION



                           by:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller

                               INDEX TO EXHIBITS



Exhibit No.             Exhibit

99                      Press release of the Company dated July 9, 2002.